UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):  July 27, 2011

Commission file number 0-21513

DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7272 Pinemont, Houston, Texas 77040
(Address of principal executive offices)
_________________________

Registrant’s telephone number, including area code:
(713) 996-4700
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On July 27, 2011, the Board amended the Bylaws of the DXP Enterprises, Inc. adopted in 1996 in order to (i) update references to prior laws and code sections that have changed since 1996, (ii) establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, and (iii) provide that directors can only be removed for cause.  The complete amendment is attached as Exhibit A to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXP ENTERPRISES, INC.

July 28, 2011                                                                By:    /s/ MAC MCCONNELL
                              Mac McConnell
                      Senior Vice President and Chief Financial Officer

Exhibit A

Amendment No. 1 to Bylaws of

DXP Enterprises, Inc.

(A Texas Corporation)

At a meeting of the Board of Directors of DXP Enterprises, Inc., a Texas corporation (the “Corporation”), held July 27, 2011, the Board of Directors of the Company approved the following amendments to the Corporation’s Bylaw (the “Bylaws”):

1. All references in the Bylaws to “Index, Inc.” are hereby changed to “DXP Enterprises, Inc.”  Section 1.1 of Article I of the Bylaws is hereby amended and restated in its entirety as follows:

“1.1           Name.  The name of the Corporation is “DXP Enterprises, Inc.”, hereinafter referred to as the “Corporation.”

2. Section 2.2 of Article II of the Bylaws is hereby amended and restated in its entirety as follows:

“2.2           Meeting of Shareholders.

(a)           Annual Meetings.  The annual meeting of the shareholders for the election of Directors and for the transaction of such other business as may properly come before the meeting shall be held after the close of the fiscal year of the Corporation on a day to be selected by the Board of Directors; provided, however, that the failure to hold the annual meeting within the designated period of time or on the designated date shall not work a forfeiture or dissolution of the Corporation.

(b)           Special Meetings.  Special meetings of the shareholders, for any purpose or purposes, may be called by the Chairman of the Board or the President. Special meetings of the shareholders shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of shareholders owning thirty percent (30%) of the capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting and the business to be transacted at any such special meeting of shareholders, and shall be limited to the purposes stated in the notice therefor.”

3. Section 2.3 of Article II of the Bylaws is hereby amended and restated in its entirety as follows:

“2.3           Notice of Shareholder Business and Nominations.

(a)           Annual Meetings of Shareholders.

(i)           Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors, or (C) by any shareholder of the Corporation who (1) was a shareholder of record of the Corporation at the time the notice provided for in this Section 2.3 is delivered to the Secretary of the Corporation and at the time of the annual meeting, (2) shall be entitled to vote at such meeting, and (3) complies with the notice procedures set forth in this Section 2.3 as to such nomination or business.  Clause (C) above shall be the exclusive means for a shareholder to make nominations or submit business (other than matters properly brought under Rule 14a-8 (or any successor thereto) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and indicated in the Corporation’s notice of meeting) before an annual meeting of shareholders.

(ii)           Without qualification, for nominations or any other business to be properly brought before an annual meeting by a shareholder pursuant to Section 2.3(a)(i)(C), the shareholder, in addition to any other applicable requirements, must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business must constitute a proper matter for shareholder action.  To be timely, a shareholder’s notice must be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than sixty (60) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation).  In no event shall the public announcement of an adjournment or postponement of the annual meeting of shareholders commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.  To be in proper form, a shareholder’s notice to the Secretary (whether pursuant to this Section 2.3(a) or Section 2.3(b)) shall set forth:

(A)           as to each person, if any, whom the shareholder proposes to nominate for election as a director (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (2) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, (3) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such shareholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the  “registrant “ for purposes of such rule and the nominee were a director or executive officer of such registrant; and (4) with respect to each nominee for election or reelection to the Board of Directors, include a completed and signed questionnaire, representation and agreement required by Section 2.3(d);

(B)           if the notice relates to any business (other than the nomination of persons for election as directors) that the shareholder proposes to bring before the meeting, (1) a brief description of the business desired to be brought before the annual meeting, (2) the reasons for conducting such business at the annual meeting, (3) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), (4) any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made, and (5) a description of all agreements, arrangements and understandings between such shareholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such shareholder;

(C)           as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such shareholder, as they appear on the Corporation’s books, and of such beneficial owner, if any, (2)[a] the class or series and number of shares of capital stock of the Corporation that are, directly or indirectly, owned beneficially and of record by such shareholder and by such beneficial owner, [b] any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of capital stock of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such shareholder and by such beneficial owner, if any, and any other direct or indirect opportunity held or owned beneficially by such shareholder and by such beneficial owner, if any, to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, [c] any proxy, contract, arrangement, understanding, or relationship pursuant to which such shareholder or beneficial owner, if any, has a right to vote any shares of any security of the Company, [d] any short interest in any security of the Company (for purposes of this Section 2.3, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through a contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), [e] any right to dividends on the shares of capital stock of the Corporation owned beneficially by such shareholder or such beneficial owner, if any, which right is separated or separable from the underlying shares, [f] any proportionate interest in shares of capital stock of the Corporation or Derivative Instrument held, directly or indirectly, by a general or limited partnership in which such shareholder or such beneficial owner, if any, is a general partner or with respect to which such shareholder or such beneficial owner, if any, directly or indirectly, beneficially owns an interest in a general partner, and [g] any performance-related fees (other than an asset-based fee) to which such shareholder or such beneficial owner, if any, is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, in each case with respect to the information required to be included in the notice pursuant to clauses [a] through [g] above, as of the date of such notice and including, without limitation, any such interests held by members of such shareholder’s or such beneficial owner’s immediate family sharing the same household (which information shall be supplemented by such shareholder and such beneficial owner, if any, [i] not later than 10 days after the record date for the annual meeting to disclose such ownership as of the record date, [ii] 10 days before the annual meeting date, and [iii] immediately prior to the commencement of the annual meeting, by delivery to the Secretary of the Corporation of such supplemented information), (3) any other information relating to such shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (4) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (5) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group that intends [i] to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee or [ii] otherwise to solicit proxies from shareholders in support of such proposal or nomination; and

(D)           such other information as the Corporation may reasonably require or that is otherwise reasonably necessary (1) to determine the eligibility of such proposed nominee to serve as a director of the Corporation, (2) to determine whether such nominee qualifies as an “independent director” or “audit committee financial expert “ under applicable law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the Corporation; and (3) that could be material to a reasonable shareholder’s understanding of the independence and qualifications, or lack thereof, of such nominee.

(iii)           Notwithstanding anything in the second sentence of Section 2.3(a)(ii) to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a shareholder’s notice required by this Section 2.3 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(b)           Special Meetings of Shareholders.  Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.  Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that the directors shall be elected at such meeting, by any shareholder of the Corporation who is a shareholder of record at the time the notice provided for in this Section 2.3 is delivered to the Secretary of the Corporation and at the time of the special meeting, who is entitled to vote at the meeting and upon such election, and who complies with the notice procedures set forth in this Section 2.3.  In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the shareholder’s notice in the same form as required by paragraph (a)(ii) of this Section 2.3 with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by Section 2.3(d)) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.  In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

(c)           General.

(i)           Subject to Section 3.5, only such persons who are nominated in accordance with the procedures set forth in this Section 2.3 shall be eligible to be elected at an annual or special meeting of shareholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.3.  Except as otherwise provided by law, the articles of incorporation of the corporation, as amended (which pursuant to Section 1.006 of the Texas Business Organizations Code (the “Code”) shall be synonymous with a certificate of formation and hereinafter referred to as the “Certificate of Formation” or “Articles of Incorporation”) or these Bylaws, the Chairman of the meeting shall have the power and duty (A) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.3 and (B) if any proposed nomination or business was not made or proposed in compliance with this Section 2.3, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.  Notwithstanding the foregoing provisions of this Section 2.3, unless otherwise required by law, if the shareholder (or a qualified representative of the shareholder) does not appear at the annual or special meeting of shareholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.  For purposes of this Section 2.3, to be considered a qualified representative of the shareholder, a person must be authorized by a writing executed by such shareholder or an electronic transmission delivered by such shareholder to act for such shareholder as proxy at the meeting of shareholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of the shareholders.

(ii)           For purpose of this Section 2.3, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(iii)           Nothing in this Section 2.3, shall be deemed to affect any rights (A) of shareholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor thereto) promulgated under the Exchange Act or (B) of the holders of any series of Preferred Stock to nominate and elect directors pursuant to and to the extent provided in any applicable provisions of the Articles of Incorporation.

(d)           Submission of Questionnaire, Representation and Agreement.  To be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 2.3 of these Bylaws) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (a) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (c) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock trading policies and guidelines of the Corporation.”

4. All references in the Bylaws to the “Act” are hereby changed to the “Code”  Subsection (e) of Section 2.9(b) of Article II of the Bylaws is hereby amended and restated in its entirety as follows:

“(e) a party to a voting agreement created under Section 6.252 of the Code.”

5. In Section 2.11 of Article II of the Bylaws, the reference to “Section 9.10 of the Act” is hereby replaced with “Subchapter E of Chapter 6 of the Code.”

6. Section 3.7 of Article III of the Bylaws is hereby amended and restated in its entirety as follows:

“3.7           Removal.   Any Director may be removed from the Board of Directors by the shareholders of the Corporation only for cause at any duly convened special or annual meeting of shareholders, and in such case only by the affirmative vote of a majority in number of shares of the shareholders present in person or by proxy at any meeting and entitled to vote for the election of such Director, provided notice of intention to act upon such matter shall have been given in the notice calling such meeting.”

7.  In Section 6.1 of Article VI of the Bylaws, the reference to (1) “Section B and Section E of Article 2.02-1 of the Act” is hereby replaced with “Section 8.101 and Section 8.102 of the Code” and (2) “Section G of said Article 2.02-1 of the Act” is hereby replaced with “Section 8.101 and Section 8.103 of the Code.”

8. In Section 6.2 of Article VI of the Bylaws, (1) the references to “Section K of Article 2.02-1 of the Act” is hereby replaced with “Section 8.104 of the Code” and (2) the reference to “Article 2.02-1 of the Act” is hereby replaced with “Chapter 8 of the Code.”

9. In Section 6.3 of Article VI of the Bylaws, the reference to “Section O of Article 2.02-1 of the Act” is hereby replaced with “Section 8.105 of the Code.”

10. In Section 6.4 of Article VI of the Bylaws, the reference to “Section N of Article 2.02-1 of the Act” is hereby replaced with “Section 8.106 of the Code.”

11. In Section 6.1 of Article VI of the Bylaws, (1) the references to “Article 2.02-1 of the Act” is hereby replaced with “Chapter 8 of the Code” and (2) the reference to “Sections H, I, J and O of said Article 2.02-1 of the Act” is hereby replaced with “Section 8.051, Section 8.052 and Section 8.105 of the Code.”

The undersigned, being the Secretary of the Corporation, hereby confirms the adoption and approval of the foregoing Amendment No. 1 to the Bylaws effective as of the 27th day of July, 2011.

DXP ENTERPRISES, INC.

  By:/s/Mac McConnell_________________________

                                                                                 Name: Mac McConnell

                                                                                 Title:  Secretary